UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

Shoe Pavilion, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23669	94-3289691
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

13245 Riverside Drive, Suite 450
Sherman Oaks, California    91423
(Address of principal executive offices including zip code)

(818) 907 9975
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Entry into a Material Definitive Agreement

Amendment of Wells Fargo Retail Finance Loan and Security Agreement

     On October 30, 2006, Shoe Pavilion Corporation (the "Borrower"), the wholly-owned subsidiary of Shoe Pavilion, Inc. (the "Company") entered into Amendment Number Five of the Loan and Security Agreement, dated as of October 30, 2006, by and between the Borrower and Wells Fargo Retail Finance, LLC ("Wells Fargo"). Amendment Number Five further amends the Loan and Securities Agreement dated April 18, 2003, and as previously amended on September 24, 2004, May 12, 2005, August 11, 2005 and March 15, 2006 (the "Revolving Credit Facility").

     The effect of Amendment Number Five is generally to lower the cost of borrowings under the Revolving Credit Facility. This is accomplished by adding two new definitions to the Revolving Credit Facility, including "Excess Availability" and "Average Excess Availability," while also amending certain other material terms or definitions, including "Base Rate Margin," "LIBOR Rate Margin" and "Margin Pricing Grid." Together, these new definitions may result in lowering the cost of borrowings under the Revolving Credit Facility by calculating the LIBOR Rate Margin, on which the cost of borrowing is ultimately based, with reference to a revised Margin Pricing Grid, which, in turn, is newly-based on "Average Excess Availability," rather than using as its benchmark applicable EBITDA. Excess Availability is newly-defined in Amendment Number Five as the difference between the Borrowing Base and the sum of all Advances plus Letter of Credit Usage, but without taking into account the Maximum Revolver Amount, all as defined in the Revolving Credit Facility, as previously in effect. The LIBOR Rate Margin provided for in Amendment Number Five falls in the range of 1.25% and 1.75%, depending on the Borrower's Average Excess Availability.

     In all other respects, the Revolving Credit Facility remains in full force and effect.

     A copy of Amendment Number Five to the Revolving Credit Facility is filed as an exhibit to this Form 8-K and is incorporated herein by this reference.

Item 9.01.    Exhibits.
Exhibit	Description
10.1	Amendment Number Five to Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated as of October 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 2, 2006

Shoe Pavilion, Inc.

By: /s/ Bruce L. Ross

Bruce L. Ross
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment Number Five to Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated as of October 30, 2006 Also provided in PDF format as a courtesy.